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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):            January 16, 2004
------------------------------------------------             ----------------



                                  POPULAR, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



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COMMONWEALTH OF PUERTO RICO                     NO. 0-13818     NO. 66-0416582
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
(State or other jurisdiction of incorporation)  (Commission     (IRS Employer
                                                File Number)    Identification No.)
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        209 MUNOZ RIVERA AVENUE
         HATO REY, PUERTO RICO                          00918
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  (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (787) 765-9800
                                                           --------------



  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure

         On January 16, 2004, the Corporation issued a news release announcing its unaudited operational results for the quarter and year ended December 31, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This information is furnished under both, Item 5. Other Events and Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition in accordance with SEC Release No. 33-8176. The information in this Form 8-K, including Item 12 and Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.  Financial Statements and Exhibits

         EXHIBIT

         99.1 News release dated January 16, 2004, announcing Popular, Inc.'s (the "Corporation") consolidated earnings for the quarter and year ended December 31, 2003.

Item 9.  Regulation FD Disclosure

         On January 16, 2004, the U.S. District Court for the District of Puerto Rico approved a request filed by the U.S. Department of Justice to dismiss the one-count information filed against Banco Popular de Puerto Rico ("Banco Popular") on January 16, 2003, and proceeded to dismiss it,effective immediately. The United States noted that the period of twelve months had expired and Banco Popular was in full compliance with all of its obligations under the Deferred Prosecution Agreement.

         The course of action taken by the Court follows the terms of a Deferred Prosecution Agreement among Banco Popular, the U.S. Department of Justice, the Federal Reserve system, and the Financial Crimes Enforcement Network of the U.S. Department of Treasury (FinCEN), approved on January 16, 2003.

         The Agreement stipulated the U.S. Department of Justice would request the dismissal of one-count information within 30 days after the 12-month period following the settlement, provided Banco Popular complied with its obligations under the Agreement over the course of one year.

Item 12. Results of Operations and Financial Condition

         On January 16, 2004, the Corporation issued a news release announcing its unaudited operational results for the quarter and year ended December 31, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This information is furnished under both, Item 5. Other Events and Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition in accordance with SEC Release No. 33-8176. The information in this Form 8-K, including this Item 12 and Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               POPULAR, INC.
                                               --------------
                                               (Registrant)






Date:  January 16, 2004                By:     S/Amilcar L. Jordan
       ----------------                        -------------------
                                       Name:   Amilcar L. Jordan
                                       Title:  Senior Vice President
                                               and Comptroller

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                                  EXHIBIT INDEX



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Exhibit Number             Description
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99.1                    News release, dated January 16, 2004
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